            --------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 2001

            --------------------------------------------------------
                                TALX CORPORATION
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Missouri               000-21465                    43-0988805
     (State or Other         (Commission File               (IRS Employer
     Jurisdiction of             Number)               Identification Number)
     Incorporation)


                                1850 Borman Court
                            St. Louis, Missouri 63146
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (314) 214-7000


            --------------------------------------------------------

Item 5. Other Events.

     On June 22, 2000, TALX Corporation issued two press releases, copies of which are filed as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press Release issued June 22, 2000

     99.2 Press Release issued June 22, 2000

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2001


                               TALX CORPORATION

                               By:  /s/ CRAIG N. COHEN
                                  -----------------------------------------
                                  Craig N. Cohen
                                  Chief Financial Officer